Exhibit 99.4

ROYALGOLD,INC	Royalty/Metal Stream Portfolio As of December 31, 2015 [1]

Gold [2]
	PROVEN + PROBABLE RESERVES [4,5,6]			ADDITIONAL MINERALIZED MATERIAL [7,8,9]
				Measured		Indicated		Inferred
	Tons of Ore	Average Gold Grade	Gold Contained Ozs [10]	Tons	Average Gold Grade	Tons	Average Gold Grade	Tons	Average Gold Grade
OPERATOR, PROPERTY AND ROYALTY [3]	(M)	(opt)	(M)	(M)	(opt)	(M)	(opt)	(M)	(opt)
United States
Bald Mountain
Kinross 1.75 - 2.5% NSR [11]	15.91	0.027	0.423	77.06	0.021	0.00	0.000	0.00	0.000
Cortez (Pipeline)
Barrick
GSR1 0.40 - 5.0% GSR [12]	22.37	0.026	0.591	2.05	0.012	22.13	0.017	2.63	0.021
GSR2 0.40 - 5.0% GSR [12]	91.61	0.034	3.116	0.51	0.016	6.28	0.016	11.21	0.014
GSR3 0.71% GSR	32.64	0.023	0.744	2.55	0.018	28.32	0.017	3.56	0.018
NVR1 1.01% NVR	17.38	0.026	0.457	1.65	0.015	19.20	0.014	2.02	0.011
NVR1C 0.62% NVR	81.34	0.036	2.963	0.00	0.000	0.10	0.010	10.27	0.014
Gold Hill [13]
Kinross 1.0% - 2.0% NSR [14,15] 0.6% - 0.9% NSR (M-ACE) [14,15]	6.55	0.019	0.124	0.18	0.008	2.13	0.011	1.35	0.012
Goldstrike (SJ Claims)
Barrick 0.9% NSR	41.06	0.091	3.756	0.00	0.078	0.03	0.126	0	0.000
Hasbrouck (DEV)
West Kirkland / Clover Nevada 1.5% NSR	35.62	0.017	0.588	2.02	0.008	16.55	0.008	11.77	0.009
Leeville
Newmont 1.8% NSR	4.61	0.218	1.005	0.02	0.095	0.11	0.189	0.91	0.224

ROYALGOLD,INC	Royalty/Metal Stream Portfolio As of December 31, 2015 [1]

Gold -- continued [2]
	PROVEN + PROBABLE RESERVES [4,5,6]			ADDITIONAL MINERALIZED MATERIAL [7,8,9]
				Measured		Indicated		Inferred
	Tons of Ore	Average Gold Grade	Gold Contained Ozs [10]	Tons	Average Gold Grade	Tons	Average Gold Grade	Tons	Average Gold Grade
OPERATOR, PROPERTY AND ROYALTY [3]	(M)	(opt)	(M)	(M)	(opt)	(M)	(opt)	(M)	(opt)
United States (cont.)
Marigold
Silver Standard 2.0% NSR	148.22	0.013	1.867	0.00	0.000	0.00	0.000	0.00	0.000
Pinson
Atna Resources Cordillleran - 3.0% NSR [16,17] Rayrock - 2.94% NSR [16,18]	7.56	0.064	0.483	14.84	0.033	3.88	0.091	2.50	0.292
Robinson
KGHM 3.0% NSR	159.47	0.005	0.827	2,003.48	0.005	41.63	0.006	25.90	0.005
Ruby Hill
Waterton Precious Metals Fund 3.0% NSR	1.73	0.014	0.024	3.19	0.025	204.42	0.019	24.94	0.040
Soledad Mountain (DEV)
Golden Queen / Gauss LLC 3.0% NSR [19]	51.05	0.019	0.984	1.04	0.029	39.99	0.013	23.58	0.010
Twin Creeks
Newmont 2.0% GV	0.93	0.080	0.075	0.16	0.072	0.01	0.068	0.00	0.000
Wharf
Coeur Mining 0.0% - 2.0% NSR [20]	28.67	0.027	0.763	0.00	0.000	0.00	0.000	0.00	0.000

ROYALGOLD,INC	Royalty/Metal Stream Portfolio As of December 31, 2015 [1]

Gold -- continued [2]
	PROVEN + PROBABLE RESERVES [4,5,6]			ADDITIONAL MINERALIZED MATERIAL [7,8,9]
				Measured		Indicated		Inferred
	Tons of Ore	Average Gold Grade	Gold Contained Ozs [10]	Tons	Average Gold Grade	Tons	Average Gold Grade	Tons	Average Gold Grade
OPERATOR, PROPERTY AND ROYALTY [3]	(M)	(opt)	(M)	(M)	(opt)	(M)	(opt)	(M)	(opt)
Canada
Back River (DEV)
Sabina Gold & Silver
George Lake 2.35% NSR [21]	1.40	0.145	0.203	0.00	0.000	5.65	0.166	5.33	0.184
Goose Lake 1.94576% NSR [22]	13.62	0.184	2.503	3.60	0.109	5.84	0.191	3.14	0.273
Canadian Malartic
Yamana / Agnico Eagle 1.0% - 1.5% NSR [23]	100.27	0.030	3.035	0.31	0.041	2.69	0.055	0.14	0.029
Holt
Kirkland Lake Gold 0.00013 x gold price	3.11	0.141	0.439	4.08	0.116	2.67	0.122	7.82	0.139
Kutcho Creek (DEV)
Capstone Mining 2.0% NSR	11.51	0.011	0.124	0.00	0.000	0.92	0.019	1.20	0.010
Mount Milligan
Thompson Creek 52.25% of gold produced [24]	558.22	0.010	5.689	45.02	0.014	85.59	0.007	9.66	0.009
Pine Cove (DEV)
Anaconda Mining 7.5% NPI	2.91	0.060	0.175	0.00	0.000	0.00	0.000	0.28	0.062
Rainy River (DEV)
New Gold 6.5% of gold produced [25]	114.95	0.033	3.772	5.12	0.032	84.45	0.032	19.94	0.032

ROYALGOLD,INC	Royalty/Metal Stream Portfolio As of December 31, 2015 [1]

Gold -- continued [2]
	PROVEN + PROBABLE RESERVES [4,5,6]			ADDITIONAL MINERALIZED MATERIAL [7,8,9]
				Measured		Indicated		Inferred
	Tons of Ore	Average Gold Grade	Gold Contained Ozs [10]	Tons	Average Gold Grade	Tons	Average Gold Grade	Tons	Average Gold Grade
OPERATOR, PROPERTY AND ROYALTY [3]	(M)	(opt)	(M)	(M)	(opt)	(M)	(opt)	(M)	(opt)
Canada
Schaft Creek (DEV)
Copper Fox / Teck 3.5% NPI	1037.05	0.006	5.775	12.36	0.005	304.83	0.005	658.29	0.005
Williams
Barrick 0.97% NSR	10.45	0.067	0.703	0.28	0.111	33.89	0.036	1.37	0.133
Mexico
Dolores
Pan American Silver 3.25% NSR	57.54	0.027	1.570	13.01	0.008	22.27	0.018	4.52	0.034
Mulatos
Alamos 1.0 - 5.0% NSR [26]	49.29	0.031	1.543	9.96	0.040	75.00	0.032	14.7	0.033
Peñasquito [27]
Goldcorp
2.0% NSR (Oxide)	24.01	0.013	0.310	13.89	0.005	38.53	0.005	0.63	0.009
2.0% NSR (Sulfide)	646.70	0.015	9.870	104.14	0.008	166.29	0.008	21.48	0.009
Central and South America
Andacollo
Teck 100% of payable gold [28]	459.66	0.004	1.609	13.45	0.002	169.32	0.003	52.36	0.003
Don Mario
Orvana 3.0% NSR	0.64	0.029	0.018	2.79	0.056	1.64	0.087	0.09	0.091

ROYALGOLD,INC	Royalty/Metal Stream Portfolio As of December 31, 2015 [1]

Gold -- continued [2]
	PROVEN + PROBABLE RESERVES [4,5,6]			ADDITIONAL MINERALIZED MATERIAL [7,8,9]
				Measured		Indicated		Inferred
	Tons of Ore	Average Gold Grade	Gold Contained Ozs [10]	Tons	Average Gold Grade	Tons	Average Gold Grade	Tons	Average Gold Grade
OPERATOR, PROPERTY AND ROYALTY [3]	(M)	(opt)	(M)	(M)	(opt)	(M)	(opt)	(M)	(opt)
Central and South America (cont.)
Don Nicolas (DEV)
Compañia Inversora en Minas 2.0% NSR	1.33	0.148	0.196	0.15	0.103	4.72	0.036	3.38	0.043
El Limon
B2Gold 3.0% NSR	1.38	0.126	0.173	0.00	0.000	1.59	0.158	1.66	0.121
El Morro (DEV)
Goldcorp 1.4% NSR [29]	198.10	0.013	2.674	6.54	0.015	24.00	0.011	320.33	0.006
El Toqui
Nyrstar 0.0% - 3.0% NSR [30]	4.15	0.047	0.194	0.86	0.037	3.81	0.019	4.55	0.022
La India (DEV)
Condor Gold 3.0% NSR	7.61	0.089	0.675	0.00	0.000	2.93	0.140	7.40	0.133
Mara Rosa (DEV)
Amarillo Gold 1.0% NSR	18.87	0.050	0.946	0.11	0.176	4.02	0.052	4.00	0.039
Pascua-Lama (DEV) [31]
Barrick 0.78% - 5.23% NSR [32]	320.65	0.046	14.680	18.14	0.030	159.66	0.025	21.04	0.033
Pueblo Viejo
Barrick (60%) 7.5% of gold produced [33]	103.48	0.087	8.960	7.43	0.073	100.47	0.072	2.57	0.057

ROYALGOLD,INC	Royalty/Metal Stream Portfolio As of December 31, 2015 [1]

Gold -- continued [2]
	PROVEN + PROBABLE RESERVES [4,5,6]			ADDITIONAL MINERALIZED MATERIAL [7,8,9]
				Measured		Indicated		Inferred
	Tons of Ore	Average Gold Grade	Gold Contained Ozs [10]	Tons	Average Gold Grade	Tons	Average Gold Grade	Tons	Average Gold Grade
OPERATOR, PROPERTY AND ROYALTY [3]	(M)	(opt)	(M)	(M)	(opt)	(M)	(opt)	(M)	(opt)
Australia
Celtic/Wonder North (DEV)
Bligh Resources 1.5% NSR	1.51	0.064	0.097	0.04	0.067	2.43	0.059	3.51	0.052
Balcooma (DEV)
Consolidated Tin 1.5% NSR	0.76	0.002	0.001	0.60	0.001	0.77	0.009	0.64	0.012
Gwalia Deeps
St Barbara 1.5% NSR	8.67	0.219	1.900	2.96	0.169	6.56	0.186	2.82	0.147
Kundip (DEV)
ACH Minerals / Silver Lake 1.0 - 1.5% GSR [34]	3.10	0.099	0.307	0.00	0.000	1.74	0.100	5.02	0.061
Meekatharra (Nannine) (DEV)
Metals X 1.5% NSR	0.00	0.000	0.000	0.00	0.000	0.00	0.000	0	0.000
Meekatharra (Paddy's Flat) (DEV)
Metals X 1.5% NSR A$10 per gold ounce produced [35]	3.86	0.125	0.483	0.00	0.000	25.68	0.035	15.32	0.046
Meekatharra (Reedys) (DEV)
Metals X 1.5% NSR 1.5% - 2.5% NSR [36] 1.0% NSR [36]	0.99	0.092	0.092	0.00	0.000	0.77	0.099	4.96	0.068
Meekatharra (Yaloginda)
Metals X 0.45% NSR	3.86	0.007	0.028	0.00	0.000	9.37	0.043	10.58	0.043

ROYALGOLD,INC	Royalty/Metal Stream Portfolio As of December 31, 2015 [1]

Gold -- continued [2]
	PROVEN + PROBABLE RESERVES [4,5,6]			ADDITIONAL MINERALIZED MATERIAL [7,8,9]
				Measured		Indicated		Inferred
	Tons of Ore	Average Gold Grade	Gold Contained Ozs [10]	Tons	Average Gold Grade	Tons	Average Gold Grade	Tons	Average Gold Grade
OPERATOR, PROPERTY AND ROYALTY [3]	(M)	(opt)	(M)	(M)	(opt)	(M)	(opt)	(M)	(opt)
Australia (cont.)
Red Dam (DEV)
Evolution Mining 2.5% GSR	1.76	0.063	0.111	0.00	0.000	0.50	0.055	1.15	0.064
South Laverton
Saracen 1.5% NSR	7.96	0.065	0.516	2.14	0.051	40.53	0.045	66.89	0.051
Southern Cross
China Hanking Holdings 1.5% NSR	3.29	0.070	0.229	1.70	0.107	13.81	0.107	8.07	0.129
West Africa
Inata
Avocet 2.5% GSR	5.82	0.056	0.326	9.89	0.051	25.04	0.051	32.15	0.047
Taparko
Nord Gold 2.0% GSR [37]	5.98	0.084	0.502	0.15	0.072	3.34	0.065	2.76	0.060
Wassa and Prestea
Golden Star Resources 9.25% of gold produced [38]	26.04	0.082	2.143	0.00	0.000	58.75	0.068	23.69	0.140
Asia
Svetloye (DEV)
Polymetal 1.0% NSR	8.07	0.082	0.664	0.00	0.000	0.69	0.050	0.51	0.087

ROYALGOLD,INC	Royalty/Metal Stream Portfolio As of December 31, 2015 [1]

Silver [39]
	PROVEN + PROBABLE RESERVES [4,5,6]			ADDITIONAL MINERALIZED MATERIAL [7,8,9]
				Measured		Indicated		Inferred
	Tons of Ore	Average Silver Grade	Silver Contained Ozs [10]	Tons	Average Silver Grade	Tons	Average Silver Grade	Tons	Average Silver Grade
OPERATOR, PROPERTY AND ROYALTY [3]	(M)	(opt)	(M)	(M)	(opt)	(M)	(opt)	(M)	(opt)
United States
Gold Hill [13]
Kinross 1.0% - 2.0% NSR [14,15] 0.6% - 0.9% NSR (M-ACE) [14,15]	6.55	0.278	1.823	0.18	0.277	2.13	0.252	1.35	0.176
Hasbrouck (DEV)
West Kirkland / Clover Nevada 1.50% NSR	35.62	0.297	10.569	2.02	0.192	16.55	0.190	11.77	0.191
Soledad Mountain (DEV)
Golden Queen / Gauss LLC 3.0% NSR [19]	51.05	0.324	16.516	1.04	0.319	39.99	0.215	23.58	0.210
Canada
Kutcho Creek (DEV)
Capstone Mining 2.0% NSR	11.51	1.009	11.618	0.00	0.000	0.92	1.829	1.20	0.895
Rainy River (DEV)
New Gold 60% of silver produced [25]	114.95	0.082	9.410	5.12	0.048	84.45	0.115	19.94	0.117
Schaft Creek (DEV)
Copper Fox/Teck 3.5% NPI	1037.05	0.050	51.895	12.36	0.043	304.83	0.047	658.29	0.048

ROYALGOLD,INC	Royalty/Metal Stream Portfolio As of December 31, 2015 [1]

Silver -- continued [39]
	PROVEN + PROBABLE RESERVES [4,5,6]			ADDITIONAL MINERALIZED MATERIAL [7,8,9]
				Measured		Indicated		Inferred
	Tons of Ore	Average Silver Grade	Silver Contained Ozs [10]	Tons	Average Silver Grade	Tons	Average Silver Grade	Tons	Average Silver Grade
OPERATOR, PROPERTY AND ROYALTY [3]	(M)	(opt)	(M)	(M)	(opt)	(M)	(opt)	(M)	(opt)
Mexico
Dolores
Pan American Silver 2.0% NSR	57.54	0.923	53.100	13.01	0.500	22.27	0.728	4.52	0.885
Peñasquito [27]
Goldcorp				`
2.0% NSR (Oxide)	24.01	0.642	15.410	13.89	0.744	38.53	0.496	0.63	0.452
2.0% NSR (Sulfide)	646.70	0.876	566.550	104.14	0.890	166.29	0.719	21.48	0.602
Central and South America
Don Mario
Orvana 3.0% NSR	0.64	0.740	0.472	2.79	1.213	1.64	0.163	0.09	0.101
Don Nicolas (DEV)
Compañia Inversora en Minas 2.0% NSR	1.33	0.302	0.401	0.15	0.412	4.72	0.145	3.38	0.103
El Toqui
Nyrstar 0.0 - 3.0% NSR [30]	4.15	0.329	1.364	0.86	0.234	3.81	0.562	4.55	0.586
La India (DEV)
Condor Gold PLC 3.0% NSR	7.61	0.156	1.185	0.00	0.000	2.93	0.210	7.4	0.117
Pueblo Viejo
Barrick (60%) 75% of silver produced [33]	103.48	0.523	54.145	7.43	0.468	100.47	0.410	2.57	0.406

ROYALGOLD,INC	Royalty/Metal Stream Portfolio As of December 31, 2015 [1]

Silver -- continued [39]
	PROVEN + PROBABLE RESERVES [4,5,6]			ADDITIONAL MINERALIZED MATERIAL [7,8,9]
				Measured		Indicated		Inferred
	Tons of Ore	Average Silver Grade	Silver Contained Ozs [10]	Tons	Average Silver Grade	Tons	Average Silver Grade	Tons	Average Silver Grade
OPERATOR, PROPERTY AND ROYALTY [3]	(M)	(opt)	(M)	(M)	(opt)	(M)	(opt)	(M)	(opt)
Australia
Balcooma (DEV)
Consolidated Tin 1.5% NSR	0.76	0.498	0.380	0.60	0.382	0.77	0.793	0.64	0.987
Asia
Svetloye (DEV)
Polymetal 1.0% NSR	8.07	0.095	0.765	0.00	0.000	0.69	0.063	0.51	0.124

ROYALGOLD,INC	Royalty/Metal Stream Portfolio As of December 31, 2015 [1]

Base Metals
	PROVEN + PROBABLE RESERVES [4,5,6]			ADDITIONAL MINERALIZED MATERIAL [7,8,9]
				Measured		Indicated		Inferred
	Tons of Ore	Average Base Metal Grade	Base Metal Contained Lbs [10]	Tons	Average Base Metal Grade	Tons	Average Base Metal Grade	Tons	Average Base Metal Grade
OPERATOR, PROPERTY AND ROYALTY [3]	(M)	(%)	(M)	(M)	(%)	(M)	(%)	(M)	(%)
COPPER [40]
United States
Johnson Camp
Excelsior Mining 2.5% NSR	111.20	0.30%	656.000	0.00	0.00%	0.00	0.00%	0.00	0.00%
Robinson
KGHM 3.0% NSR	159.47	0.43%	1375.670	203.48	0.46%	41.63	0.33%	25.80	0.38%
Canada
Caber (DEV)
Nyrstar 1.0% NSR	0.68	0.84%	11.355	0.00	0.00%	0.00	0.00%	3.07	1.63%
Kutcho Creek (DEV)
Capstone Mining 2.0% NSR	11.51	2.01%	462.678	0.00	0.00%	0.92	4.43%	1.20	1.74%
Shaft Creek (DEV)
Copper Fox / Teck 3.5% NPI	1037.05	0.27%	5630.715	12.36	0.31%	304.83	0.23%	658.29	0.22%
Voisey's Bay [41]
Vale 2.7% NSR	39.79	1.05%	834.075	0.00	0.00%	0.00	0.00%	0.00	0.00%
Central and South America
Don Mario
Orvana 3.0% NSR	0.64	0.89%	11.319	2.79	1.72%	1.64	0.52%	0.09	0.16%
El Morro (DEV)
Goldcorp 1.4% NSR [29]	198.10	0.49%	1959.099	6.54	0.51%	24.00	0.39%	320.33	0.24%

ROYALGOLD,INC	Royalty/Metal Stream Portfolio As of December 31, 2015 [1]

Base Metals -- continued
	PROVEN + PROBABLE RESERVES [4,5,6]			ADDITIONAL MINERALIZED MATERIAL [7,8,9]
				Measured		Indicated		Inferred
	Tons of Ore	Average Base Metal Grade	Base Metal Contained Lbs [10]	Tons	Average Base Metal Grade	Tons	Average Base Metal Grade	Tons	Average Base Metal Grade
OPERATOR, PROPERTY AND ROYALTY [3]	(M)	(%)	(M)	(M)	(%)	(M)	(%)	(M)	(%)
COPPER (cont.) [40]
Central and South America (cont.)
Pascua-Lama (DEV)
Barrick 1.05% NSR [42]	320.65	0.09%	548.177	18.14	0.00%	159.66	0.00%	21.04	0.00%
Australia
Balcooma (DEV)
Consolidated Tin 1.5% NSR	0.76	2.13%	32.466	0.60	3.00%	0.77	1.30%	0.64	1.46%
Europe
Las Cruces
First Quantum 1.5% NSR	8.05	5.00%	804.026	0.00	0.00%	0.00	0.00%	0.00	0.00%
LEAD [43]
Mexico
Peñasquito
Goldcorp 2.0% NSR (Sulfide)	646.70	0.26%	3701.260	104.14	0.29%	166.29	0.21%	21.48	0.25%
Central and South America
El Toqui
Nyrstar 0.0 - 3.0% NSR [30]	4.15	0.27%	22.509	0.86	0.18%	3.81	0.35%	4.55	0.41%
Australia
Balcooma (DEV)
Consolidated Tin 1.5% NSR	0.76	0.52%	7.879	0.60	0.10%	0.77	2.40%	0.64	1.93%

ROYALGOLD,INC	Royalty/Metal Stream Portfolio As of December 31, 2015 [1]

Base Metals -- continued
	PROVEN + PROBABLE RESERVES [4,5,6]			ADDITIONAL MINERALIZED MATERIAL [7,8,9]
				Measured		Indicated		Inferred
	Tons of Ore	Average Base Metal Grade	Base Metal Contained Lbs [10]	Tons	Average Base Metal Grade	Tons	Average Base Metal Grade	Tons	Average Base Metal Grade
OPERATOR, PROPERTY AND ROYALTY [3]	(M)	(%)	(M)	(M)	(%)	(M)	(%)	(M)	(%)
ZINC [44]
Canada
Caber (DEV)
Nyrstar 1.0% NSR	0.68	8.58%	116.036	0.00	0.00%	0.00	0.00%	3.07	3.14%
Kutcho Creek (DEV)
Capstone Mining 2.0% NSR	11.51	3.19%	734.300	0.00	0.00%	0.92	4.40%	1.20	2.04%
Mexico
Peñasquito
Goldcorp 2.0% NSR (Sulfide)	646.70	0.63%	8885.920	104.14	0.68%	166.29	0.53%	21.48	0.36%
Central and South America
El Toqui
Nyrstar 0.0 - 3.0% NSR [30]	4.15	5.96%	493.712	0.86	7.29%	3.81	4.72%	4.55	4.27%
Australia
Balcooma (DEV)
Consolidated Tin 1.5% NSR	0.76	1.92%	29.274	0.60	0.30%	0.77	7.20%	0.64	4.51%
NICKEL [45]
Canada
Voisey's Bay [41]
Vale 2.7% NSR	39.79	2.24%	1779.968	0.00	0.00%	0.00	0.00%	0.00	0.00%

ROYALGOLD,INC	Royalty/Metal Stream Portfolio As of December 31, 2015 [1]

Base Metals -- continued
	PROVEN + PROBABLE RESERVES [4,5,6]			ADDITIONAL MINERALIZED MATERIAL [7,8,9]
				Measured		Indicated		Inferred
	Tons of Ore	Average Base Metal Grade	Base Metal Contained Lbs [10]	Tons	Average Base Metal Grade	Tons	Average Base Metal Grade	Tons	Average Base Metal Grade
OPERATOR, PROPERTY AND ROYALTY [3]	(M)	(%)	(M)	(M)	(%)	(M)	(%)	(M)	(%)
COBALT [46]
Canada
Voisey's Bay [41]
Vale 2.7% NSR	39.79	0.13%	103.331	0.00	0.00%	0.00	0.00%	0.00	0.00%
MOLYBDENUM [47]
Canada
Schaft Creek (DEV)
Copper Fox / Teck 3.5% NPI	1037.05	0.02%	373.340	12.36	0.00%	304.83	0.01%	658.29	0.02%

ROYALGOLD,INC	Royalty/Metal Stream Portfolio As of December 31, 2015 [1]

Footnotes

For further information about Royal Gold, Inc.'s royalties, metal streams and similar interests, please see our Annual Report on Form 10-K and other public reports.

[1]	Reserves have been reported by the operators of record as of December 31, 2015, with the exception of the following properties: Don Mario – September 30, 2015; Gwalia Deeps, South Laverton – June 30, 2015; Hasbrouck Mountain – June 3, 2015; Wharf – June 1, 2015; Svetloye – January 1, 2015; Bald Mountain, El Morro, El Toqui, Gold Hill, Holt, Inata, La India, Meekatharra (Nannine, Paddy's Flat, Reedys and Yaloginda), Pinson, Rainy River, Ruby Hill and Soledad Mountain – December 31, 2014; Back River – October 21, 2014; Kundip - June 30, 2014; Celtic/Wonder North – November 21, 2013; Schaft Creek – December 31, 2012; Don Nicolas, Johnson Camp and Pascua-Lama – December 31, 2011; Mara Rosa – October 28, 2011; Balcooma – June 30, 2011; Kutcho Creek – February 15, 2011; Pine Cove – June 30, 2010; and Caber – July 18, 2007.

[2]	Gold reserves were calculated by the operators at the following per ounce prices: A$1,500 – South Laverton; A$1,474 – Southern Cross $1,450 – Kundip; A$1,400 – Celtic/Wonder North and Meekatharra (Nannine, Paddy's Flat, Reedys and Yaloginda); $1,366 – Schaft Creek; $1,350 – El Toqui; A$1,310 – Red Dam; $1,300 – El Morro, Pinson and Svetloye; $1,275 – Wharf; $1,250 – Back River, Holt, Inata, La India, Mount Milligan, Mulatos and Soledad Mountain; A$1,250 – Gwalia Deeps; $1,225 - Hasbrouck Mountain; $1,200 – Andacollo, El Limon, Gold Hill, Leeville, Pascua-Lama, Robinson, Taparko and Twin Creeks; $1,180 – Dolores; $1,150 – Canadian Malartic; $1,100 – Bald Mountain, Don Mario, Don Nicolas, Mara Rosa, Marigold, Peñasquito, Ruby Hill, Wassa and Prestea, and Williams; $1,000 – Cortez, Goldstrike and Pueblo Viejo; and $983 – Pine Cove. No gold price was reported for Balcooma, Caber or Kutcho Creek.

[3]	See royalty definitions on page 20.

[4]	Set forth below are the definitions of proven and probable reserves used by the U.S. Securities and Exchange Commission.
“Reserve” is that part of a mineral deposit which could be economically and legally extracted or produced at the time of the reserve determination.
“Proven (Measured) Reserves” are reserves for which (a) quantity is computed from dimensions revealed in outcrops, trenches, workings or drill holes, and the grade is computed from the results of detailed sampling, and (b) the sites for inspection, sampling and measurement are spaced so closely and the geologic character is so well defined that the size, shape, depth and mineral content of the reserves are well established.

“Probable (Indicated) Reserves” are reserves for which the quantity and grade are computed from information similar to that used for proven (measured) reserves, but the sites for inspection, sampling and measurement are farther apart or are otherwise less adequately spaced. The degree of assurance of probable (indicated) reserves, although lower than that for proven (measured) reserves, is high enough to assume geological continuity between points of observation.

[5]	Royal Gold has disclosed a number of reserve estimates that are provided by operators that are foreign issuers and are not based on the U.S. Securities and Exchange Commission's definitions for proven and probable reserves. For Canadian issuers, definitions of "mineral reserve," "proven mineral reserve," and "probable mineral reserve" conform to the Canadian Institute of Mining, Metallurgy and Petroleum definitions of these terms as of the effective date of estimation as required by National Instrument 43-101 of the Canadian Securities Administrators. For Australian issuers, definitions of "mineral reserve," "proven mineral reserve," and "probable mineral reserve" conform with the Australasian Code for Reporting of Mineral Resources and Ore Reserves prepared by the Joint Ore Reserves Committee of the Australasian Institute of Mining and Metallurgy, Australian Institute of Geoscientists and Minerals Council of Australia, as amended ("JORC Code"). Royal Gold does not reconcile the reserve estimates provided by the operators with definitions of reserves used by the U.S. Securities and Exchange Commission.

ROYALGOLD,INC	Royalty/Metal Stream Portfolio As of December 31, 2015 [1]

Footnotes (continued)

[6]	The reserves reported are either estimates received from the various operators or are based on documentation material provided to Royal Gold or which is derived from recent publicly available information from the operators of the various properties or various recent National Instrument 43-101 or JORC Code reports filed by operators. Accordingly, Royal Gold is not able to reconcile the reserve estimates prepared in reliance on National Instrument 43-101 or JORC Code with definitions of the U.S. Securities and Exchange Commission.

[7]	Mineralized material is that part of a mineral system that has potential economic significance but cannot be included in the proven and probable ore reserve estimates until further drilling and metallurgical work is completed, and until other economic and technical feasibility factors based upon such work have been resolved. The U.S. Securities and Exchange Commission does not recognize this term. Investors are cautioned not to assume that any part or all of the mineral deposits in these categories will ever be converted into reserves.

[8]	Some of the operators are Canadian and Australian issuers. Canadian and Australian issuers use the terms "mineral resources" and its subcategories "measured," "indicated" and "inferred" mineral resources. For Canadian issuers, the definitions of "mineral resource," "measured mineral resource," "indicated mineral resource" and "inferred mineral resource" conform to the Canadian Institute of Mining, Metallurgy and Petroleum definitions of those terms as of the effective date of estimation, as required by National Instrument 43-101 of the Canadian Securities Administrators. For Australian issuers, the definitions of "mineral resource," "measured mineral resource," "indicated mineral resource" and "inferred mineral resource" conform with the JORC Code. While such terms are recognized and required by Canadian and Australian regulations, the U.S. Securities and Exchange Commission does not recognize them. In each case, the mineralized material reported hereunder are estimates previously disclosed by the relevant operator, without reference to the underlying data used to calculate the estimates. Accordingly, Royal Gold is not able to reconcile the estimates prepared in reliance on National Instrument 43-101 or JORC Code with terms recognized by the U.S. Securities and Exchange Commission. Investors are cautioned not to assume that any part or all of the mineral deposits in these categories will ever be converted into reserves.

[9]	The additional mineralized material reported are either estimates received by the various operators or are based on documentation material provided to Royal Gold or which is derived from recent publicly available information from the operators of the various properties or various recent National Instrument 43-101 or JORC Code reports filed by operators. Accordingly, Royal Gold is not able to reconcile the resource estimates prepared in reliance on National Instrument 43-101 or JORC Code with definitions of the U.S. Securities and Exchange Commission. Investors are cautioned not to assume that any part or all of the mineral deposits in these categories will ever be converted into reserves.

[10]	“Contained ounces” or “contained pounds” do not take into account recovery losses in mining and processing the ore.

[11]	NSR sliding-scale schedule (price of gold per ounce – royalty rate): Below $375 – 1.75%; >$375 to $400 – 2.0%; >$400 to $425 – 2.25%; >$425 – 2.5%. All price points are stated in 1986 dollars and are subject to adjustment in accordance with a blended index comprised of labor, diesel fuel, industrial commodities and mining machinery.

[12]	GSR sliding-scale schedule (price of gold per ounce – royalty rate): Below $210 – 0.40%; $210 to $229.99 – 0.50%; $230 to $249.99 – 0.75%; $250 to $269.99 – 1.30%; $270 to $309.99 – 2.25%; $310 to $329.99 – 2.60%; $330 to $349.99 – 3.00%; $350 to $369.99 – 3.40%; $370 to $389.99 – $3.75%; $390 to $409.99 – 4.0%; $410 to $429.99 – 4.25%; $430 to $449.99 – 4.50%; $450 to $469.99 – 4.75%; $470 and higher – 5.00%.

ROYALGOLD,INC	Royalty/Metal Stream Portfolio As of December 31, 2015 [1]

Footnotes (continued)

[13]	The royalty is capped at $10 million. As of March 31, 2016, royalty payments of approximately $3.8 million have been received.

[14]	The 1.0% to 2.0% sliding-scale schedule (price of gold per ounce – royalty rate): Below $350 – 1.0%; > $350 – 2.0%. The 0.6% to 0.9% NSR sliding-scale schedule (price of gold per ounce – royalty rate): Below $300 – 0.6%; $300 to $350 – 0.7%; > $350 to $400 – 0.8%; > $400 – 0.9%. The silver royalty rate is based on the price of gold.

[15]	The 0.6% to 0.9% sliding-scale NSR applies to the M-ACE claims. The operator did not break out reserves or resources subject to the M-ACE claims royalty.

[16]	Royalty only applies to Section 29 which currently holds about 95% of the reserves reported for the property.

[17]	An additional Cordilleran royalty applies to a portion of Section 28.

[18]	Additional Rayrock royalties apply to Sections 28, 32 and 33; these royalty rates vary depending on pre-existing royalties. The Rayrock royalties take effect once 200,000 ounces of gold have been produced from open pit mines on the property. As of March 31, 2016, approximately 103,000 ounces have been produced.

[19]	Royalty is capped at $300,000 plus simple interest.

[20]	NSR sliding-scale schedule (price of gold per ounce – royalty rate): $0.00 to under $350 – 0.0%; $350 to under $400 – 0.5%; $400 to under $500 – 1.0%; $500 or higher – 2.0%.

[21]	George Lake royalty applies to production above 800,000 ounces.

[22]	Goose Lake royalty applies to production above 400,000 ounces.

[23]	NSR sliding-scale schedule (price of gold per ounce – royalty rate): $0.00 to $350 – 1.0%; above $350 – 1.5%.

[24]	Thompson Creek will deliver 52.25% of gold produced, at a purchase price equal to the lesser of $435 per ounce delivered or the prevailing spot price.

[25]	New Gold will deliver: (a) gold in amounts equal to 6.50% of gold produced until 230,000 ounces have been delivered, and 3.25% of gold produced thereafter, and (b) silver in amounts equal to 60% of silver produced until 3.10 million ounces have been delivered, and 30% of silver produced thereafter, in each case at a purchase price equal to 25% of the spot price per ounce delivered.

[26]	The Company’s royalty is subject to a 2.0 million ounce cap on gold production. There have been approximately 1.52 million ounces of cumulative production as of March 31, 2016. NSR sliding-scale schedule (price of gold per ounce – royalty rate): $0.00 to $299.99 – 1.0%; $300 to $324.99 – 1.50%; $325 to $349.99 – 2.0%; $350 to $374.99 – 3.0%; $375 to $399.99 – 4.0%; $400 or higher – 5.0%.

[27]	Operator reports reserves by material type. The sulfide material will be processed by milling. The oxide material will be processed by heap leaching.

[28]	Teck will deliver gold in amounts equal to 100% of payable gold until 900,000 ounces have been delivered, and 50% of payable gold thereafter, subject to a fixed payable percentage of 89%, at a purchase price equal to 15% of the monthly average gold price for the month preceding the delivery date for each ounce delivered.

[29]	The royalty covers approximately 30% of the La Fortuna deposit. Reserves attributable to Royal Gold's royalty represent 3/7 of Goldcorp's reporting of 70% of the total reserve.

[30]	All metals are paid based on zinc prices. NSR sliding-scale schedule (price of zinc per pound – royalty rate): Below $0.50 – 0.0%; $0.50 to below $0.55 – 1.0%; $0.55 to below $0.60 – 2.0%; $0.60 or higher – 3.0%.

ROYALGOLD,INC	Royalty/Metal Stream Portfolio As of December 31, 2015 [1]

Footnotes (continued)

[31]	Royalty applies to all gold production from an area of interest in Chile. Only that portion of the reserves pertaining to our royalty interest in Chile is reflected here. Approximately 20% of the royalty is limited to the first 14.0 million ounces of gold produced from the project. Also, 24% of the royalty can be extended beyond 14.0 million ounces produced for $4.4 million. In addition, a one-time payment totaling $8.4 million will be made if gold prices exceed $600 per ounce for any six-month period within the first 36 months of commercial production.

[32]	NSR sliding-scale schedule (price of gold per ounce – royalty rate): less than or equal to $325 – 0.78%; $400 – 1.57%; $500 – $2.72%; $600 – 3.56%; $700 – 4.39%; greater than or equal to $800 – 5.23%. Royalty is interpolated between lower and upper endpoints.

[33]	Barrick will deliver: (a) gold in amounts equal to 7.50% of Barrick’s 60% interest in gold produced until 990,000 ounces have been delivered, and 3.75% of Barrick’s 60% interest in gold produced thereafter, at a purchase price equal to 30% of the spot price per ounce delivered until 550,000 ounces have been delivered, and 60% of the spot price per ounce delivered thereafter; and (b) silver in amounts equal to 75% of Barrick’s 60% interest in silver produced, subject to a minimum silver recovery of 70%, until 50 million ounces have been delivered, and 37.50% of Barrick’s 60% interest in silver produced thereafter, at a purchase price equal to 30% of the spot price per ounce delivered until 23.10 million ounces of silver have been delivered, and 60% of the spot price per ounce delivered thereafter.

[34]	The royalty rate is 1.0% until 250,000 ounces of gold have been recovered, and 1.5% thereafter.

[35]	The A$10 per ounce royalty applies on production above 50,000 ounces.

[36]	The 1.5% to 2.5% NSR sliding-scale royalty pays at a rate of 1.5% for the first 75,000 ounces produced in any 12 month period and at a rate of 2.5% on production above 75,000 ounces during that 12 month period. The 1.0% NSR royalty applies to the Rand area only.

[37]	There is a 0.75% GSR milling royalty that applies to ore that is mined outside of the defined area of the Taparko-Bouroum project that is processed through the Taparko facilities up to a maximum of 1.1 million tons per year.

[38]	Golden Star will deliver 9.25% of gold produced, until the earlier of (a) December 31, 2017 or (b) the date at which the Wassa and Prestea underground projects achieve commercial production, at which point Golden Star will deliver 10.5% (or 10.9% if Royal Gold’s total investment increases from $145 million to $150 million) of gold produced until 240,000 ounces have been delivered (or 250,000 ounces if the total investment increases from $145 million to $150 million), at a purchase price equal to 20% of the spot price per ounce delivered. Thereafter Golden Star will deliver 5.5% of gold produced, at a purchase price equal to 30% of the spot price per ounce delivered.

[39]	Silver reserves were calculated by the operators at the following prices per ounce: $25.96 – Schaft Creek; $25.00 – Don Nicolas; $23.00 – El Toqui; $22.50 – Svetloye; $20.00 – Gold Hill; $17.50 – Hasbrouck Mountain; $17.00 – Dolores and Soledad; $16.50 – Don Mario and Peñasquito; and $15.00 – Pueblo Viejo. No silver price was reported for Balcooma or Kutcho Creek.

[40]	Copper reserves were calculated by the operators at the following prices per pound: $3.52 – Schaft Creek; $3.21 – Robinson $3.00 – El Morro; $2.98 – Voisey's Bay; $2.75 – Don Mario; $2.70 – Las Cruces; $2.50 – Johnson Camp; and $2.00 – Pascua-Lama. No copper reserve price was reported for Balcooma, Caber or Kutcho Creek.

[41]	Additional mineralized material figures are from December 31, 2005 and have not been updated by the operator.

[42]	Royalty applies to all copper production from an area of interest in Chile. Only that portion of the reserves pertaining to our royalty interest in Chile is reflected here. This royalty will take effect after January 1, 2017.

ROYALGOLD,INC	Royalty/Metal Stream Portfolio As of December 31, 2015 [1]

Footnotes (continued)

[43]	Lead reserve price was calculated by the operators at the following prices per pound: $1.04 – El Toqui; and $0.90 – Peñasquito. No lead reserve price was reported for Balcooma.

[44]	Zinc reserve price was calculated by the operators at the following prices per pound: $1.13 – El Toqui; and $0.95 – Peñasquito. No zinc reserve price was reported for Balcooma, Caber or Kutcho Creek.

[45]	Nickel reserve price was calculated by the operator at the following price per pound: $6.61 – Voisey's Bay.

[46]	Cobalt reserve price was calculated by the operator at the following price per pound: $12.81 – Voisey's Bay.

[47]	Molybdenum reserve price was calculated by the operator at the following price per pound: $15.30 – Schaft Creek.

NOTE: Not included in the Royalty/Metal Stream Portfolio are Allan, Belcourt, Rambler North, Sega, Skyline and one oil and gas property.

ROYALGOLD,INC	Royalty/Metal Stream Portfolio As of December 31, 2015 [1]

Glossary

The Company’s royalty portfolio contains several different types of royalties or similar interests which are defined as follows:

Gross Smelter Return (“GSR”) Royalty: A defined percentage of the gross revenue from a resource extraction operation, less, if applicable, certain contract-defined costs paid by, or charged to, the operator.

Gross Value ("GV") Royalty: A defined percentage of the gross value, revenue or proceeds from a resource extraction operation, without deductions of any kind.

Milling Royalty: A royalty on ore throughput at a mill.

Net Profits Interest (“NPI”) Royalty: A defined percentage of the gross revenue from a resource extraction operation, after recovery of certain contract-defined pre-production costs, and after deduction of certain contract-defined mining, milling, processing, transportation, administrative, marketing and other costs.

Net Smelter Return (“NSR”) Royalty: A defined percentage of the gross revenue from a resource extraction operation, less a proportionate share of incidental transportation, insurance, refining and smelting costs.

Net Value Royalty (“NVR”): A defined percentage of the gross revenue from a resource extraction operation, less certain contract-defined costs.

Royalty: The right to receive a percentage or other denomination of mineral production from a mining operation.

Sliding-Scale Royalty: A royalty rate that fluctuates based on contract-specified variables such as metal price or production volume.

Stream: A purchase agreement that provides, in exchange for an upfront deposit payment, the right to purchase all or a portion of one or more metals produced from a mine, at a price determined for the life of the transaction by the purchase agreement.